                                                                     Exhibit 4.1




NUMBER                                                                 SHARES

PZNB

      12% SERIES B                                            12% SERIES B
CUMULATIVE CONVERTIBLE                                   CUMULATIVE CONVERTIBLE
    PREFERRED SHARES                                        PREFERRED SHARES


THIS CERTIFICATE IS TRANSFERABLE                            CUSIP 74264N 30 3
     IN NEW YORK, NEW YORK                                    SEE REVERSE FOR
   OR CANTON, MASSACHUSETTS                                CERTAIN DEFINITIONS


                           PRISON REALTY TRUST, INC.
                 FORMED UNDER THE LAWS OF THE STATE OF MARYLAND



THIS CERTIFIES THAT









IS THE REGISTERED HOLDER OF


       FULLY-PAID AND NON-ASSESSABLE 12% SERIES B CUMULATIVE CONVERTIBLE
                 PREFERRED SHARES, PAR VALUE $.01 PER SHARE, OF

Prison Realty Trust, Inc., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. In Witness Whereof, the Company has caused the facsimile signatures of its duly authorized officers and the facsimile of its seal to be printed hereon.



[SEAL]



Dated:



COUNTERSIGNED AND REGISTERED:
                FLEET NATIONAL BANK

                         TRANSFER AGENT
                         AND REGISTRAR,


BY                                                          /s/ John D. Ferguson
                                                                CHIEF EXECUTIVE
                                                                OFFICER AND
       AUTHORIZED SIGNATURE     /s/ Darrell K. Massengale       PRESIDENT
                                    SECRETARY

                           PRISON REALTY TRUST, INC.



        THE COMPANY HAS THE AUTHORITY TO ISSUE SHARES OF MORE THAN ONE CLASS. THE COMPANY WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERM AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE COMPANY IS AUTHORIZED TO ISSUE. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM  -- as tenants in common                                          UNIF GIFT MIN ACT               Custodian
        TEN ENT  -- as tenants by the entireties                                                    -------------           --------
        JT TEN   -- as joint tenants with right of                                                     (Cust)                (Minor)
                    survivorship and not as tenants                                                  Under Uniform Gifts to Minors
                    in common                                                                         Act
                                                                                                          ------------------
                                                                                                               (State)

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   Additional abbreviations may also be used though not in the above list.

        For value received, ______________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
        --------------------------------------

        --------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:

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
                   Signature:

                   ----------------------------------------------------------------------------------------------------
                   Notice:  The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



                   Signature guaranteed:



                   -----------------------------------------------------------------------------------------------------
                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                   AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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